Exhibit 99.2

Medical properties trustQ2 2022 Supplemental

3

COMPANY OVERVIEW

Company Information 3

6

FINANCIAL INFORMATION

Reconciliation of Net Income to Funds from Operations 6

Debt Summary 7

Pro Forma Net Debt / Annualized Adjusted EBITDA*re* 8

9

PORTFOLIO INFORMATION

Pro Forma Lease and Loan Maturity Schedule 9

Total Pro Forma Gross Assets and Adjusted Revenue by Asset Type, Operator, State and Country 10

Rent Coverage 13

Summary of Investments and Development Projects 15

16

FINANCIAL STATEMENTS

Consolidated Statements of Income 16

Consolidated Balance Sheets 17

Investments in Unconsolidated Real Estate Joint Ventures 18

Investments in Unconsolidated Operating Entities 19

FORWARD-LOOKING STATEMENTS

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio; the amount of acquisitions of healthcare real estate, if any; Net Debt to EBITDAre; portfolio diversification; capital markets conditions; the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangements and additional investments; national and international economic, business, regulatory, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company's business plan; financing risks; the Company's ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; potential impact from health crises (like COVID-19) and other events beyond the control of our tenants/borrowers and the related impact to us; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and as updated by the Company's subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report.

Certain information in the supplemental package may be shown pro forma for transactions completed subsequent to period end and the consummation of pending transactions. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that any pending transactions will occur.

On the Cover: Clinique de Genolier, Genolier, Switzerland


Cottonwood Springs

Cottonwood Springs - Olathe, Kansas

COMPANY OVERVIEW M edical Properties Trust, Inc. is a self-advised MPT’s financing model facilitates acquisitions real estate investment trust formed in 2003 and recapitalizations and allows operators to acquire and develop net-leased hospital facilities. of hospitals to unlock the value of their real From its inception in Birmingham, Alabama, the estate assets to fund facility improvements, Company has grown to become one of the world’s technology upgrades and other investments largest owners of hospital real estate. in operations. Pro forma as of June 30, 2022. 447 54 ~46,000 32 10 properties operators beds U. S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022 3

COMPANY OVERVIEW MPT OFFICERS: From the Left: Charles R. Lambert, Emmett E. McLean, R. Lucas Savage, Edward K. Aldag, Jr., R. Steven Hamner, Rosa H. Hooper and J. Kevin Hanna. Officers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer Emmett E. McLean Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Officer Rosa H. Hooper Vice President, Managing Director of Asset Management and Underwriting R. Lucas Savage Vice President, Head of Global Acquisitions Charles R. Lambert Vice President, Treasurer and Managing Director of Capital Markets Board of Directors Corporate HeEdward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner 1000 Urban Center Drive, Suite 501 Caterina A. Mozingo Birmingham, AL 35242 Emily W. Murphy (205) 969-3755 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3756 (fax) Michael G. Stewart www.medicalpropertiestrust.com C. Reynolds Thompson, III MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022 4

COMPANY OVERVIEW

INVESTOR RELATIONS

Drew Babin

Senior Managing Director of Corporate Communications
(646) 884-9809 dbabin@medicalpropertiestrust.com

Tim Berryman

Managing Director of Investor Relations
(205) 397-8589 tberryman@medicalpropertiestrust.com

Transfer Agent

American Stock Transfer and Trust Company

6201 15th Avenue
Brooklyn, NY 11219

Stock Exchange Listing and Trading Symbol

New York Stock Exchange (NYSE): MPW

MPW LISTED NYSE

Senior Unsecured Debt Ratings

Moody's – Ba1
Standard & Poor's – BBB-



COMMUNITY HOSPITAL
EMERGENCY

Idaho Falls Community Hospital - Idaho Falls, Idaho

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022 5

FINANCIAL INFORMATION RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended For the Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 FFO INFORMATION: Net income attributable to MPT common stockholders $ 189,597 $ 114,565 $ 821,278 $ 278,348 Participating securities’ share in earnings (345) (390) (747) (760) Net income, less participating securities’ share in earnings $ 189,252 $ 114,175 $ 820,531 $ 277,588 Depreciation and amortization 101,976 90,061 201,435 178,597 (Gain) loss on sale of real estate and other, net (16,355) 1,387 (467,993) 398 Funds from operations $ 274,873 $ 205,623 $ 553,973 $ 456,583 Write-off (recovery) of straight-line rent and other 977 (13) 3,581 (5,251) Non-cash fair value adjustments (943) 2,121 (8,966) (1,944) Tax rate changes (825) 42,746 (825) 42,746 Debt refinancing and unutilized financing costs 619 70 9,435 2,339 Normalized funds from operations $ 274,701 $ 250,547 $ 557,198 $ 494,473 Share-based compensation 11,075 12,771 22,879 25,035 Debt costs amortization 4,560 4,100 10,173 8,109 Rent deferral, net (3,327) 836 (7,043) 1,639 Straight-line rent revenue and other (74,757) (67,921) (152,090) (135,196) Adjusted funds from operations $ 212,252 $ 200,333 $ 431,117 $ 394,060 PER DILUTED SHARE DATA: Net income, less participating securities’ share in earnings $ 0.32 $ 0.19 $ 1.37 $ 0.48 Depreciation and amortization 0.17 0.16 0.33 0.30 (Gain) loss on sale of real estate and other, net (0.03) — (0.78) - Funds from operations $ 0 .46 $ 0 .35 $ 0.92 $ 0.78 Write-off (recovery) of straight-line rent and other — — — -Non-cash fair value adjustments — — (0.01) -Tax rate changes — 0.08 — 0.07 Debt refinancing and unutilized financing costs — — 0.02 - Normalized funds from operations $ 0 .46 $ 0 .43 $ 0.93 $ 0.85 Share-based compensation 0.02 0.02 0.04 0.04 Debt costs amortization 0.01 0.01 0.02 0.01 Rent deferral, net (0.01) — (0.01) -Straight-line rent revenue and other (0.13) (0.12) (0.26) (0.22) Adjusted funds from operations $ 0 .35 $ 0 .34 $ 0.72 $ 0.68 Notes: (A) Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with all activity of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. The write-off of straight line rent in 2022 is predominantly related to sold properties. (B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) non-cash revenue such as straight-line rent, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based more on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our infrastructure-type assets generally require longer term leases with annual contractual escalations of base rents, resulting in the recognition of a significant amount of rental income that is not collected until future periods. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022 6

FINANCIAL INFORMATION

(As of June 30, 2022)
($ amounts in thousands)

DEBT MATURITIES

Year	Senior Unsecured Notes	Term Loans/Revolver	Total Debt	% of Total
2022	$ -	$ -	$ -	0.0%
2023	487,120	-	487,120	4.8%
2024	-	828,360	828,360	8.1%
2025	524,200	852,460	1,376,660	13.5%
2026	1,633,100	920,245	2,553,345	25.0%
2027	1,400,000	200,000	1,600,000	15.7%
2028	730,680	-	730,680	7.2%
2029	900,000	-	900,000	8.8%
2030	426,230	-	426,230	4.2%
2031	1,300,000	-	1,300,000	12.7%
Totals	**$ 7,401,330**	**$ 2,801,065**	**$ 10,202,395**	**100.0%**

DEBT BY LOCAL CURRENCY

	Senior Unsecured Notes	Term Loans/Revolver	Total Debt	% of Total
United States	$ 4,100,000	$ 855,000	$ 4,955,000	48.6%
United Kingdom	2,252,930	852,460	3,105,390	30.4%
Australia	-	828,360	828,360	8.1%
Europe	1,048,400	265,245	1,313,645	12.9%
Totals	**$ 7,401,330**	**$ 2,801,065**	**$ 10,202,395**	**100.0%**

DEBT SUMMARY

Debt Instrument	Rate Type	Rate	Balance
2026 Credit Facility Revolver (A)	Variable	1.125% - 2.518%	$ 920,245
2027 Term Loan	Variable	2.899%	200,000
2.550% Notes Due 2023 (£400M) (A)	Fixed	2.550%	487,120
2024 AUD Term Loan (A$1.2B) (A)	Fixed (B)	2.450%	828,360
3.325% Notes Due 2025 (€500M) (A)	Fixed	3.325%	524,200
2025 GBP Term Loan (£700M) (A)	Fixed (C)	1.949%	852,460
0.993% Notes Due 2026 (€500M) (A)	Fixed	0.993%	524,200
5.250% Notes Due 2026	Fixed	5.250%	500,000
2.500% Notes Due 2026 (£500M) (A)	Fixed	2.500%	608,900
5.000% Notes Due 2027	Fixed	5.000%	1,400,000
3.692% Notes Due 2028 (£600M) (A)	Fixed	3.692%	730,680
4.625% Notes Due 2029	Fixed	4.625%	900,000
3.375% Notes Due 2030 (£350M) (A)	Fixed	3.375%	426,230
3.500% Notes Due 2031	Fixed	3.500%	1,300,000
			$ 10,202,395
Debt issuance costs and discount			(63,621)
	Weighted average rate	**3.296%**	**$ 10,138,774**

RATE TYPE AS PERCENTAGE OF TOTAL DEBT


Variable
11%
Fixed
89%

(A) Non-USD denominated debt converted to U.S. dollars at June 30, 2022.
(B) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.450% for the duration of the loan.
(C) We entered into an interest rate swap transaction, effective March 6, 2020, to fix the interest rate to 1.949% for the duration of the loan.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022

7

FINANCIAL INFORMATION

PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA *re*

(Unaudited)

(Amounts in thousands)

	For the Three Months Ended June 30, 2022
Net income	$ 190,064
Add back:	
Interest	87,730
Income tax	10,657
Depreciation and amortization	87,316
Gain on sale of real estate and other, net	(16,355)
Adjustment to reflect MPT's share of unlevered EBITDA*re* from unconsolidated real estate joint ventures (A)	7,282
2Q 2022 EBITDA*re*	$ 366,694
Share-based compensation	11,075
Write-off of straight-line rent and other	977
Debt refinancing and unutilized financing costs	619
Non-cash fair value adjustments	(943)
2Q 2022 Adjusted EBITDA*re*	$ 378,422
Pro forma adjustments for investment activity (B)	2,236
2Q 2022 Pro Forma Adjusted EBITDA*re*	$ 380,658
Annualization	$ 1,522,632
Total debt at June 30, 2022	$ 10,138,774
Pro forma changes after June 30, 2022	(564,041)
Pro forma net debt	$ 9,574,733
Pro forma net debt / annualized adjusted EBITDA*re*	6.3x

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. In our calculation, we start with EBITDAre, as defined by Nareit, which is net income before interest expense, income tax expense, depreciation and amortization, losses/gains on disposition of depreciated property, impairment losses, and adjustments to reflect our share of EBITDA from unconsolidated real estate joint ventures. We then adjust EBITDAre for non-cash share-based compensation, non-cash fair value adjustments and other items that would make comparison of our operating results with prior periods and other companies more meaningful, to derive Adjusted EBITDAre. We further adjust net debt and Adjusted EBITDAre for the pro forma effects from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period to derive Pro forma Net Debt and Pro forma Adjusted EBITDAre. Although non-GAAP measures, we believe Pro forma Net Debt and Pro forma Adjusted EBITDAre are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

(A) Includes only the unlevered portion of our share of EBITDAre from unconsolidated real estate joint ventures, as we have excluded any net debt from our unconsolidated real estate joint ventures in the Pro forma Net Debt line. We believe this adjustment is needed to appropriately reflect the relationship between EBITDAre and net debt.
(B) Pro forma adjustments to reflect a full quarter impact from our mid-quarter investments and property sales.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022 8

PORTFOLIO INFORMATION PRO FORMA LEASE AND LOAN MATURITY SCHEDULE (A) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2022 11 $ 47,372 3.6% 2023 4 14,904 1.1% 2024 1 2,731 0.2% 2025 7 18,785 1.4% 2026 4 2,333 0.2% 2027 1 3,346 0.3% 2028 4 5,836 0.4% 2029 6 15,927 1.2% 2030 11 6,054 0.5% 2031 4 4,211 0.3% Thereafter 383 1,206,096 90.8% 436 $ 1,327,595 100.0% Percentage of total base rent/interest 100% 90.8% 90% 80% 70% 60% 50% 40% 30% 20% 10% 3.6% 1.1% 0.2% 1.4% 0.2% 0.3% 0.4% 1.2% 0.5% 0.3% 0% (A) Schedule includes leases and mortgage loans. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures except vacant properties representing less than 0.2% of total pro forma gross assets, and six facilities that are under development. (D) Represents base rent/interest income on an annualized basis as of period end but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues). MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022 9

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUES BY ASSET TYPE

(June 30, 2022)

($ amounts in thousands)

	Pro Forma			Total Adjusted	
Asset Types	Properties	Total Gross Assets (A)	Percentage of Total Gross Assets	Q2 2022 Revenues (B)	Percentage of Q2 2022 Revenues
General Acute Care Hospitals	214	$ 15,995,775	71.8%	$ 339,106	75.5%
Behavioral Health Facilities	61	2,508,938	11.2%	51,763	11.5%
Inpatient Rehabilitation Facilities	111	1,963,046	8.8%	44,201	9.8%
Long-Term Acute Care Hospitals	20	327,335	1.5%	8,270	1.9%
Freestanding ER/Urgent Care Facilities	41	247,974	1.1%	5,828	1.3%
Other	-	1,241,351	5.6%	-	-
Total	447	$ 22,284,419	100.0%	$ 449,168	100.0%

TOTAL PRO FORMA GROSS ASSETS BY ASSET TYPE



72%
11%
9%
1%
1%
6%
General Acute Care Hospitals
Behavioral Health Facilities
Inpatient Rehabilitation Facilities
Long-Term Acute Care Hospitals
Freestanding ER/Urgent Care Facilities
Other

TOTAL ADJUSTED REVENUES BY ASSET TYPE



76%
11%
10%
2%
1%

DOMESTIC PRO FORMA GROSS ASSETS BY ASSET TYPE



75%
9%
6%
2%
2%
6%
General Acute Care Hospitals
Behavioral Health Facilities
Inpatient Rehabilitation Facilities
Long-Term Acute Care Hospitals
Freestanding ER/Urgent Care Facilities
Other

DOMESTIC ADJUSTED REVENUES BY ASSET TYPE



80%
8%
7%
3%
2%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming material real estate commitments on new investments are fully funded. See press release dated August 3, 2022 for reconciliation of total assets to total pro forma gross assets at June 30, 2022.
(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated August 3, 2022 for a reconciliation of actual revenues to total adjusted revenues.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022 10

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS - LARGEST INDIVIDUAL FACILITY

(June 30, 2022)

Operators	Percentage of Total Pro Forma Gross Assets - Largest Individual Facility [A]
Steward Health Care	2.5%
Prospect Medical Holdings	1.1%
Circle Health	1.0%
Swiss Medical Network	0.8%
MEDIAN	0.3%
49 operators	1.3%

Largest Individual Facility Investment is Less Than 3% of MPT Investment Portfolio

COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK

MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator - not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, in the rare event we must transition. Such underwriting characteristics include:

- *Physical Quality*
- *Competition*
- *Demographics and Market*
- *Financial*

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUES BY OPERATOR

(June 30, 2022)

($ amounts in thousands)

	Pro Forma			Total Adjusted	
Operators [B]	Properties	Total Gross Assets [A]	Percentage of Total Gross Assets	Q2 2022 Revenues [C]	Percentage of Q2 2022 Revenues
Steward Health Care	41				
Florida market		$ 1,377,996	6.2%	$ 28,263	6.3%
Utah market		1,310,776	5.9%	35,808	8.0%
Massachusetts market		1,152,118	5.1%	27,012	6.0%
Texas/Arkansas/Louisiana market		1,115,557	5.0%	21,103	4.7%
Arizona market		352,325	1.6%	9,185	2.0%
Ohio/Pennsylvania market		138,345	0.6%	3,698	0.8%
Circle Health	36	2,228,804	10.0%	47,539	10.6%
Prospect Medical Holdings	14	1,751,440	7.9%	42,364	9.4%
Swiss Medical Network	17	1,272,123	5.7%	11,284	2.5%
MEDIAN	78	1,079,940	4.8%	21,728	4.8%
49 operators	261	9,263,644	41.6%	201,184	44.9%
Other	-	1,241,351	5.6%	-	-
Total	**447**	**$ 22,284,419**	**100.0%**	**$ 449,168**	**100.0%**

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming material real estate commitments on new investments are fully funded. See press release dated August 3, 2022 for reconciliation of total assets to total pro forma gross assets at June 30, 2022.

(B) Section 2340 of the SEC Staff's Financial Reporting Manual states that audited financial statements of lessees should generally be provided, if properties triple-net leased to a single lessee exceed 20% of the registrant's assets. At June 30, 2022, we did not have a single lessee (including Steward Health Care) in which the value of the leased properties (subject to a triple-net lease) represented more than 20% of our total assets.

(C) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated August 3, 2022 for a reconciliation of actual revenues to total adjusted revenues.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022

11

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUES BY U.S. STATE AND COUNTRY

(June 30, 2022)

($ amounts in thousands)

	Pro Forma			Total Adjusted	
U.S. States and Other Countries	Properties	Total Gross Assets [A]	Percentage of Total Gross Assets	Q2 2022 Revenues [B]	Percentage of Q2 2022 Revenues
Texas	52	$ 2,090,829	9.4%	$ 41,310	9.2%
California	28	1,753,744	7.9%	48,109	10.7%
Florida	9	1,377,996	6.2%	28,263	6.3%
Utah	7	1,346,356	6.0%	36,795	8.2%
Massachusetts	10	1,157,518	5.2%	27,175	6.0%
27 Other States	124	5,088,441	22.8%	125,128	27.9%
Other	-	875,487	3.9%	-	-
United States	230	$ 13,690,371	61.4%	$ 306,780	68.3%
United Kingdom	81	$ 4,041,683	18.1%	$ 79,415	17.7%
Switzerland	17	1,272,123	5.7%	11,284	2.5%
Germany	82	1,164,361	5.2%	23,642	5.3%
Australia	11	916,603	4.1%	15,846	3.5%
Spain	9	323,935	1.5%	3,498	0.8%
Other Countries	17	509,479	2.3%	8,703	1.9%
Other	-	365,864	1.7%	-	-
International	217	$ 8,594,048	38.6%	$ 142,388	31.7%
Total	447	$ 22,284,419	100.0%	$ 449,168	100.0%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming material real estate commitments on new investments are fully funded. See press release dated August 3, 2022 for reconciliation of total assets to total pro forma gross assets at June 30, 2022.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated August 3, 2022 for a reconciliation of actual revenues to total adjusted revenues.

TOTAL PRO FORMA GROSS ASSETS BY COUNTRY



61%
18%
6%
5%
4%
2%
2%
2%
United States
United Kingdom
Switzerland
Germany
Australia
Spain
Other Countries
Other

TOTAL ADJUSTED REVENUES BY COUNTRY



68%
18%
2%
5%
4%
1%
2%

PRO FORMA GROSS ASSETS BY U.S. STATE



9%
8%
6%
6%
5%
23%
4%
Texas
California
Florida
Utah
Massachusetts
27 Other States
Other

ADJUSTED REVENUES BY U.S. STATE



9%
11%
6%
8%
6%
28%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022

12

PORTFOLIO INFORMATION

TOTAL PORTFOLIO TTM EBITDARM AND EBITDAR [(A)(B)] RENT COVERAGE INCLUSIVE OF ALL CARES ACT GRANTS

YOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE



EBITDARM Rent Coverage
4.00x
3.00x
2.00x
1.00x
0.00x
2.5x
2.9x
2.5x
2.0x
2.0x
2.0x
1.4x
1.8x
1.8x
3.3x
3.2x
2.6x
2.4x
2.7x
2.4x
General Acute Care Hospitals
Inpatient Rehabilitation Facilities
Behavioral Health Facilities
Long-Term Acute Care Hospitals
Total Portfolio
Q1 2021 TTM
Q4 2021 TTM
Q1 2022 TTM



EBITDAR Rent Coverage
4.00x
3.00x
2.00x
1.00x
0.00x
1.7x
2.1x
1.7x
1.7x
1.6x
1.6x
0.9x
1.4x
1.4x
2.5x
2.4x
1.8x
1.7x
2.0x
1.7x
General Acute Care Hospitals
Inpatient Rehabilitation Facilities
Behavioral Health Facilities
Long-Term Acute Care Hospitals
Total Portfolio
Q1 2021 TTM
Q4 2021 TTM
Q1 2022 TTM

Notes: All data presented is on a trailing twelve month basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and March 31, 2022.

(A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDAR is EBITDARM less management fees (corporate overhead) that reflects a 5% normalized fee applied across all facilities. EBITDARM and EBITDAR include normal GAAP expensed maintenance and repair costs. EBITDARM and EBITDAR do not give effect for capitalized expenditures that extend the life or improve the facility and equipment in a way to drive more future revenues. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT's rent is not subordinate to capitalized expenses. In addition, EBITDARM and EBITDAR do not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM and EBITDAR figures utilized in calculating coverages presented are based on financial information provided by MPT's tenants. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM and EBITDAR results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.

- Total CARES Act Grants received by tenants during the period between March 2020 and June 2021 have been spread evenly by quarter from Q2 2020 through Q2 2021. Any additional grants received after June 2021 are included in the quarter that they were recorded by the tenant.

- Steward Health Care EBITDARM and EBITDAR have been adjusted for a one-time out-of-period legal settlement in July 2020.

- LifePoint Health EBITDARM and EBITDAR have been adjusted for a one-time out-of-period legal settlement in June 2020.

(B) General Acute Care coverages and Total Portfolio coverages include Prospect Medical Holdings's Pennsylvania and Connecticut facilities. Prospect Medical Holdings has entered into non-binding letters of intent for its Pennsylvania and Connecticut operations.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022

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PORTFOLIO INFORMATION

TOTAL PORTFOLIO TTM EBITDARM AND EBITDAR RENT COVERAGE INCLUSIVE OF ALL CARES ACT GRANTS

EBITDARM AND EBITDAR RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING

Tenant	Investment (in thousands) [A]	Primary Property Type	TTM EBITDARM Rent Coverage	TTM EBITDAR Rent Coverage
Steward Health Care	$ 4,281,622	General Acute	2.6x	1.8x
MEDIAN	1,079,940	IRF	1.9x	1.5x
Prime Healthcare	1,007,076	General Acute	4.2x	3.0x
Priory Group	870,652	Behavioral	1.9x	1.5x
Springstone	804,676	Behavioral	1.4x	1.0x
Prospect Medical Holdings[B]	699,040	General Acute	1.3x	0.6x
LifePoint Health	599,254	General Acute	2.0x	0.9x
Ernest Health	521,764	IRF/LTACH	2.6x	2.1x
ScionHealth	454,742	General Acute /LTACH	1.7x	0.9x
Vibra Healthcare	272,845	IRF/LTACH	2.2x	1.6x
Aspris Children's Services	244,960	Behavioral	2.1x	1.8x
Pipeline Health System	218,318	General Acute	1.6x	0.7x
Surgery Partners	196,253	General Acute	7.1x	5.7x
HM Hospitales	163,318	General Acute	3.4x	2.7x
Other Reporting Tenants	702,555	Various	2.2x	1.7x
Total	**$ 12,117,015**		**2.6x**	**1.9x**

Tenant	Investment (in thousands) [A]	Primary Property Type	TTM EBITDARM Rent Coverage	TTM EBITDAR Rent Coverage
International Operator 1	$ 2,175,844	General Acute	2.3x	1.9x
International Operator 2	916,602	General Acute	1.9x	1.4x
Total	**$ 3,092,446**		**2.2x**	**1.7x**

PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE

Tenant	Investment (in thousands) [A]	Primary Property Type	Comments
Swiss Medical Network	$ 1,047,690	General Acute	2021 AEVIS Hospital Segment 1.9x EBITDARM lease coverage
Ramsay Health Care UK	426,432	General Acute	One of the largest health care operators in the world; Parent Guaranty; Investment grade-rated
Pihlajalinna	219,000	General Acute	Finland's leading producer of social and health services
Saint Luke's - Kansas City	145,648	General Acute	Investment grade-rated
NHS	98,407	General Acute	Single-payor government entity in UK
Dignity Health	51,357	General Acute	Part of CommonSpirit; Parent guaranty; Investment grade-rated
Community Health Systems	41,443	General Acute	U.S. hospital operator with substantial operating history
McLeod Health	37,824	General Acute	Parent guaranty
Jose de Mello - CUF	32,165	General Acute	Largest private hospital system in Portugal with 18 facilities and 75+ year operating history
NeuroPsychiatric Hospitals	28,509	Behavioral	Parent guaranty
Other Tenants	70,102	General Acute	N/A
Total	**$ 2,198,577**		

Above data represents approximately 90% of MPT Total Real Estate Investment

Notes: All data presented is on a trailing twelve month basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and March 31, 2022.

(A) Investment figures exclude non-real estate equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development.

(B) Prospect Medical Holdings's coverage excludes Pennsylvania and Connecticut as Prospect Medical Holdings has entered into non-binding letters of intent for its Pennsylvania and Connecticut operations.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022

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PORTFOLIO INFORMATION

SUMMARY OF COMPLETED INVESTMENTS

(For the six months ended June 30, 2022)

(Amounts in thousands)

Operator	Location	Investment [A]	Commencement Date	Investment/ Development
Priory Group	U.K.	$ 131,105	Q1 2022	Investment
Ernest Health	California	47,929	Q1 2022	Development
Pihlajalinna	Finland	194,234	Q1 2022	Investment
Steward Health Care	Arizona	20,000	Q2 2022	Investment
Steward Health Care	Florida	60,000	Q2 2022	Investment
GenesisCare	Spain	28,472	Q2 2022	Investment
		$ 481,740		

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF JUNE 30, 2022

(Amounts in thousands)

Operator	Location	Commitment	Costs Incurred as of June 30, 2022	Estimated Commencement Date
Steward Health Care	Texas	$ 169,408	$ 57,405	Q2 2024
IMED Hospitales	Spain	49,371	12,542	Q2 2023
Ernest Health	California	47,700	42,073	Q3 2022
IMED Hospitales	Spain	44,470	29,538	Q3 2023
IMED Hospitales	Spain	35,975	8,000	Q3 2024
Springstone	Texas	34,600	-	Q1 2024
		$ 381,524	$ 149,558	

(A) Excludes transaction costs, such as real estate transfer and other taxes. Amount assumes exchange rate as of the investment date.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022

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FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended	
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
REVENUES				
Rent billed	$ 241,209	$ 216,870	$ 504,611	$ 430,214
Straight-line rent	58,518	55,465	119,562	110,338
Income from financing leases	51,873	50,337	103,649	101,231
Interest and other income	48,626	59,120	82,204	102,774
Total revenues	400,226	381,792	810,026	744,557
EXPENSES				
Interest	87,730	92,305	178,913	179,277
Real estate depreciation and amortization	84,334	76,369	169,650	152,011
Property-related [A]	21,135	18,684	29,733	24,137
General and administrative	38,858	34,545	80,282	70,618
Total expenses	232,057	221,903	458,578	426,043
OTHER INCOME (EXPENSE)				
Gain (loss) on sale of real estate and other, net	16,355	(1,387)	467,993	(398)
Earnings from equity interests	14,785	7,339	22,123	14,440
Debt refinancing and unutilized financing costs	(619)	(70)	(9,435)	(2,339)
Other (including fair value adjustments on securities)	2,031	(771)	11,918	7,023
Total other income	32,552	5,111	492,599	18,726
Income before income tax	200,721	165,000	844,047	337,240
Income tax expense	(10,657)	(50,179)	(22,036)	(58,539)
Net income	**190,064**	**114,821**	**822,011**	**278,701**
Net income attributable to non-controlling interests	(467)	(256)	(733)	(353)
Net income attributable to MPT common stockholders	**$ 189,597**	**$ 114,565**	**$ 821,278**	**$ 278,348**
EARNINGS PER COMMON SHARE - BASIC AND DILUTED				
Net income attributable to MPT common stockholders	**$ 0.32**	**$ 0.19**	**$ 1.37**	**$ 0.48**
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	**598,827**	**587,514**	**598,751**	**581,877**
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	**599,026**	**589,053**	**598,979**	**583,297**
DIVIDENDS DECLARED PER COMMON SHARE	**$ 0.29**	**$ 0.28**	**$ 0.58**	**$ 0.56**

(A) Includes $18.3 million and $15.5 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended June 30, 2022 and 2021, respectively, and $24.6 million and $19.0 million for the six months ended June 30, 2022 and 2021, respectively.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022

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FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) June 30, 2022 December 31, 2021 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 13,696,681 $ 14,062,722 Investment in financing leases 2,076,813 2,053,327 Real estate held for sale—1,096,505 Mortgage loans 314,681 213,211 Gross investment in real estate assets 16,088,175 17,425,765 Accumulated depreciation and amortization (1,109,592) (993,100) Net investment in real estate assets 14,978,583 16,432,665 Cash and cash equivalents 257,269 459,227 Interest and rent receivables 94,206 56,229 Straight-line rent receivables 702,683 728,522 Investments in unconsolidated real estate joint ventures 1,460,373 1,152,927 Investments in unconsolidated operating entities 1,439,910 1,289,434 Other loans 213,897 67,317 Other assets 596,163 333,480 Total Assets $ 19,743,084 $ 20,519,801 LIABILITIES AND EQUITY Liabilities Debt, net $ 10,138,774 $ 11,282,770 Accounts payable and accrued expenses 562,255 607,792 Deferred revenue 21,210 25,563 Obligations to tenants and other lease liabilities 154,974 158,005 Total Liabilities 10,877,213 12,074,130 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding —Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding—598,839 shares at June 30, 2022 and 596,748 shares at December 31, 2021 599 597 Additional paid-in capital 8,557,120 8,564,009 Retained earnings (deficit) 385,545 (87,691) Accumulated other comprehensive loss (83,431) (36,727) Total Medical Properties Trust, Inc. Stockholders’ Equity 8,859,833 8,440,188 Non-controlling interests 6,038 5,483 Total Equity 8,865,871 8,445,671 Total Liabilities and Equity $ 19,743,084 $ 20,519,801 (A) Financials have been derived from the prior year audited financial statements. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022 17

FINANCIAL STATEMENTS

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES

(As of and for the three months ended June 30, 2022)

(Unaudited)

($ amounts in thousands)

	MEDIAN [C]	Swiss Medical Network [D]	Steward Health Care [E]	Policlinico di Monza [F]	HM Hospitales [G]	Total	MPT Pro Rata Share
Gross real estate	$ 1,841,933	$ 1,373,021	$ 1,671,000	$ 175,730	$ 354,955	$ 5,416,639	$ 2,965,176
Cash	29,556	3,283	18,025	19,300	4,098	74,262	37,583
Accumulated depreciation and amortization	(165,588)	(88,988)	(12,251)	(25,564)	(18,563)	(310,954)	(172,346)
Other assets	57,706	134,063	48,306	11,890	3,700	255,665	154,460
Total Assets	**$ 1,763,607**	**$ 1,421,379**	**$ 1,725,080**	**$ 181,356**	**$ 344,190**	**$ 5,435,612**	**$ 2,984,873**
Debt (third party)	$ 681,835	$ 647,339	$ 900,394	$ -	$ 137,193	$ 2,366,761	$ 1,305,989
Other liabilities	126,754	153,579	7,324	16,260	79,637	383,554	218,511
Equity and shareholder loans	955,018 [A]	620,461	817,362	165,096	127,360	2,685,297	1,460,373
Total Liabilities and Equity	**$ 1,763,607**	**$ 1,421,379**	**$ 1,725,080**	**$ 181,356**	**$ 344,190**	**$ 5,435,612**	**$ 2,984,873**
MPT share of real estate joint venture	**50%**	**70%**	**50%**	**50%**	**45%**		
Total	**$ 477,509**	**$ 434,323**	**$ 408,681**	**$ 82,548**	**$ 57,312**		**$ 1,460,373**

	MEDIAN [C]	Swiss Medical Network [D]	Steward Health Care [E]	Policlinico di Monza [F]	HM Hospitales [G]	Total	MPT Pro Rata Share
Total revenues [B]	**$ 30,608**	**$ 15,705**	**$ 38,123**	**$ 3,893**	**$ 3,637**	**$ 91,966**	**$ 48,942**
Expenses:							
Property-related	$ 458	$ 756	$ 6,034	$ 806	$ 31	$ 8,085	$ 4,192
Interest	12,576	1,983	11,232	-	533	26,324	13,532
Real estate depreciation and amortization	10,984	7,826	10,264	1,018	2,007	32,099	17,514
General and administrative	444	274	64	58	13	853	481
Income taxes	1,174	(463)	-	-	269	980	384
Total expenses	**$ 25,636**	**$ 10,376**	**$ 27,594**	**$ 1,882**	**$ 2,853**	**$ 68,341**	**$ 36,103**
Net Income	**$ 4,972**	**$ 5,329**	**$ 10,529**	**$ 2,011**	**$ 784**	**$ 23,625**	**$ 12,839**
MPT share of real estate joint venture	**50%**	**70%**	**50%**	**50%**	**45%**		
Earnings from equity interests	**$ 2,486**	**$ 3,729**	**$ 5,265**	**$ 1,006**	**$ 353**		**$ 12,839** [H]

(A) Includes approximately $310 million shareholder loan.
(B) Includes $5.0 million of straight-line rent revenue.
(C) MPT managed joint venture of 71-owned German facilities that are fully leased.
(D) Represents ownership in Infracore, which owns and leases all 17 Switzerland facilities.
(E) MPT managed joint venture of eight-owned Massachusetts hospital facilities that are fully leased pursuant to a master lease.
(F) Represents ownership in eight Italian facilities that are fully leased.
(G) Represents ownership in two Spanish facilities that are fully leased.
(H) Excludes $1.9 million of dividend income earned on our Aevis investment that is included in "Earnings from equity interests" on our consolidated statement of income.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022

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FINANCIAL STATEMENTS

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES

(Amounts in thousands)

OPERATING ENTITY INVESTMENT FRAMEWORK

MPT's hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations.

- *Passive investments typically needed in order to acquire the larger real estate transactions.*
- *Cash payments go to previous owner and not to the tenant, with limited exceptions.*
- *Operators are vetted as part of our overall underwriting process.*
- *Potential for outsized returns and organic growth.*
- *Certain of these investments entitle us to customary minority rights and protections.*
- *No additional operating loss exposure beyond our investment.*
- *Proven track record of successful investments, including Ernest Health and Capella Healthcare.*

Operator	Investment as of June 30, 2022	Ownership Interest	Structure
Steward Health Care	$ 362,821	N/A	Loan, for which proceeds were paid to Steward's former private equity sponsor, is secured by the equity of Steward and provides for an initial 4% cash return plus 37% of the increase in the value of Steward over seven years.
International Joint Venture	231,402	49.0%	Includes our 49% equity ownership interest and a loan made for the purpose of investing in select international hospital operations. The loan carries a 7.5% interest rate and is secured by the remaining equity of the international joint venture and guaranteed by the other equity owner.
Springstone	196,768	49.0%	In order to close the 2021 acquisition of 18 behavioral facilities, we made a 49% equity investment and a loan, proceeds of which were paid to the former owners of the Springstone operating entity. The loan carries an 8% interest rate and is secured by the remaining equity of the other equity owner.
Priory	156,389	9.9%	In order to close the 2021 acquisition of 35 facilities, we made a 9.9% passive equity investment and a loan, proceeds of which were paid to the former owner. The loan carries a variable interest rate.
Swiss Medical Network	152,128	10.0%	Includes our passive equity ownership interest, along with a CHF 45 million loan as part of a syndicated loan facility. Earned approximately $1.3 million in dividends in Q2 2022.
Steward Health Care	139,000	9.9%	Includes our passive equity ownership interest. Proceeds from our investment were paid directly to Steward's former private equity sponsor and other shareholders.
Prospect Medical Holdings	112,772	N/A	Loan originated in connection with the overall $1.55 billion acquisition of 14 facilities, proceeds of which were paid to the prior owner. The loan carries an interest rate of 8% and matures in 2026. The loan is secured and cross-defaulted with real estate and guaranteed by Parent.
Aevis	72,590	4.6%	Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our original investment of CHF 47 million is marked-to-market quarterly. Earned approximately $4.0 million in dividends in Q2 2022.
Aspris	16,040	9.9%	Includes our passive equity ownership interest in Aspris, a recent spin-off of Priory's education and children's services line of business.
Total	$ 1,439,910		

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS


7%
93%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2022

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1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Drew Babin, Senior Managing Director of Corporate Communications (646) 884-9809 or dbabin@medicalpropertiestrust.com or Tim Berryman, Managing Director of Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com